Exhibit 99.1

                                                               May 6, 2020      Second Quarter Investor Presentation

 IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORSIn connection with the proposed merger with Franklin, FB Financial has filed a registration statement on Form S-4 with the SEC. The registration statement contains the joint proxy statement of Franklin and FB Financial which was sent to the FB Financial and Franklin shareholders seeking their approvals in connection with the merger and the issuance of FB Financial common stock in the merger. The registration statement also contains the prospectus of FB Financial to register the shares of FB Financial common stock to be issued in connection with the merger. Investors and shareholders are encouraged to read the registration statement, including the joint proxy statement/prospectus that is part of the registration statement, as well as any other relevant documents filed by FB Financial and Franklin with the SEC, including any amendments or supplements to the registration statement and other documents filed with the SEC, because they contain important information about the Franklin merger, Franklin, and FB Financial. The registration statement and other documents filed with the SEC may be obtained for free on the SEC’s website (www.sec.gov). The definitive proxy statement/prospectus will also be made available for free by contacting FB Financial Corporation Investor Relations at (615) 564-1212 or investors@firstbankonline.com, or by contacting Franklin Investor Relations at (615) 236-8327 or investors@franklinsynergy.com. This presentation does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.PARTICIPANTS IN THE SOLICITATIONFB Financial, Franklin, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Franklin shareholders in connection with the proposed Franklin merger under the rules of the SEC. Information about the directors and executive officers of FB Financial may be found in the definitive proxy statement for FB Financial’s 2020 annual meeting of shareholders, filed with the SEC by FB Financial on March 17, 2020, and other documents subsequently filed by FB Financial with the SEC. Information about the directors and executive officers of Franklin may be found in the definitive proxy statement for Franklin’s 2019 annual meeting of shareholders, filed with the SEC by Franklin on April 12, 2019, and other documents subsequently filed by Franklin with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. Free copies of these documents may be obtained as described in the paragraph above.

 Forward–Looking Statements  Certain statements contained in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding the projected impact of the COVID-19 global pandemic on our business operations, statements relating to the timing, benefits, costs, and synergies of the proposed merger with Franklin Financial Network, Inc. (“Franklin”) (the “Franklin merger”) and of the recent merger with FNB Financial Corp. (“FNB”) (together with the Franklin merger, the “mergers”), and FB Financial’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of declines in housing and commercial real estate prices, high unemployment rates, and any slowdown in economic growth in the local or regional economies in which we operate and/or the US economy generally, (2) the effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and its impact on general economic and financial market conditions and on our business and our customers' business, results of operations, asset quality and financial condition, (3) changes in government interest rate policies, (4) our ability to effectively manage problem credits, (5) the risk that the cost savings and any revenue synergies from the mergers or another acquisition may not be realized or may take longer than anticipated to be realized, (6) disruption from the mergers with customer, supplier, or employee relationships, (7) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement with Franklin, (8) the failure to obtain necessary regulatory approvals for the Franklin merger, (9) the failure to obtain the approval of FB Financial and Franklin’s shareholders in connection with the Franklin merger, (10) the possibility that the costs, fees, expenses, and charges related to the mergers may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (11) the failure of the conditions to the Franklin merger to be satisfied, (12) the risks related to the integrations of the combined businesses following the mergers, including the risk that the integrations will be materially delayed or will be more costly or difficult than expected, (13) the diversion of management time on issues related to the mergers, (14) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Franklin merger, (15) the risks associated with FB Financial’s pursuit of future acquisitions, (16) reputational risk and the reaction of the parties’ respective customers to the mergers, (17) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (18) the risk of potential litigation or regulatory action related to the Franklin merger, and (19) general competitive, economic, political, and market conditions. Further information regarding FB Financial and factors that could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and its other filings with the Securities and Exchange Commission (the “SEC”). Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect the company. FB Financial qualifies all forward-looking statements by these cautionary statements.

 Use of non-GAAP financial measures  This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, pre-tax, pre-provision earnings, adjusted pre-tax, pre-provision earnings, adjusted pre-tax, pre-provision earnings per share, core noninterest expense, core revenue, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax-efficiency basis), adjusted mortgage contribution, adjusted return on average assets, equity and tangible common equity, pre-tax, pre-provision return on average assets, equity and tangible common equity, pro forma return on average assets and equity, pro forma adjusted return on average assets, equity and tangible common equity and adjusted pre-tax, pre-provision return on average assets, equity and tangible common equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non‐core/adjusted in nature. The Company refers to these non‐GAAP measures as adjusted or core measures. The corresponding Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

# Snapshot of FB Financial today

## Company overview

- Second largest Nashville-headquartered bank and third largest Tennessee-based bank
- Originally chartered in 1906, one of the longest continually operated banks in Tennessee
- Completed the largest bank IPO in Tennessee history in September 2016
- Mr. James W. Ayers currently owns ~42% of FB Financial (~28% pro forma upon close of Franklin Financial Network merger)
- Attractive footprint in both high growth metropolitan markets and stable community markets
  - Located in seven attractive metropolitan markets in Tennessee & Alabama
  - Strong market position in twelve community markets
  - Mortgage offices located throughout footprint and strategically across the southeast, with a national online platform
- Provides community banking, relationship-based customer service with the products and capabilities of a larger bank
  - Local people, local knowledge and local authority
  - Personal banking, commercial banking, investment services, trust and mortgage banking
- Completed acquisition of Atlantic Capital branches in April 2019
- Completed acquisition of FNB Financial Corporation in Scottsville, KY on February 14, 2020 (~$250 million in assets)
- Announced acquisition of Franklin Financial Network, Inc. (NYSE:FSB) on January 21, 2020 (~$3.8 billion in assets)

## Current organizational structure

FB Financial Corporation
100% stockholder of FirstBank
↓
FirstBank

## Financial highlights

| Balance sheet data ($mm) | 3/31/2020 |
|---|---|
| Total assets | $6,656 |
| Loans - HFI | 4,568 |
| Total deposits | 5,377 |
| Shareholder's equity | 782 |

| Key metrics (%) | 1Q 2020 |
|---|---|
| Tangible Common Equity / Tangible Assets (%) | 9.1%[1] |
| On-Balance Sheet Liquidity / Tangible Assets (%) | 12.0% |
| Adjusted PTPP ROAA (%) | 2.10%[1] |
| Adjusted PTPP ROATCE (%) | 23.2%[1] |
| NIM (%) | 3.92% |
| Core Efficiency (%) | 65.7%[1] |

Note: Unaudited financial data as of March 31, 2020.
[1] Non-GAAP financial measure. See "Use of non-GAAP financial measures" and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

4

# Recent corporate history

| 2015 | 2016 | 2017 | 2018 | 2019 - 2020 |
|---|---|---|---|---|
| Awarded "Top Workplaces" by the Tennessean | Awarded "Top Workplaces" by the Tennessean | Awarded "Top Workplaces" by the Tennessean | Awarded "Top Workplaces" by the Tennessean | Awarded "Top Workplaces" by the Tennessean |
| Adj. ROAA[1]: 1.21%<br>Adj. ROATCE[1]: 17.7%<br>Year-End Assets: $2.9bn | Adj. ROAA[1]: 1.46%<br>Adj. ROATCE[1]: 19.5%<br>Year-End Assets: $3.3bn | Adj. ROAA[1]: 1.52%<br>Adj. ROATCE[1]: 15.5%<br>Year-End Assets: $4.7bn | Adj. ROAA[1]: 1.69%<br>Adj. ROATCE[1]: 17.1%<br>Year-End Assets: $5.1bn | 2019 Adj. ROAA[1]: 1.55%<br>2019 Adj. ROATCE[1]: 16.4%<br>Total Assets: $10.5bn[2] |

**2015**

- Completed acquisition of Northwest Georgia Bank, adding $79 million in loans and $246 million in deposits and increasing Chattanooga MSA deposit market share to 8th

**2016**

- Converted core operating platform to Jack Henry
- Completed the largest bank IPO in Tennessee history; priced for $19.00 per share

**2017**

- Completed acquisition of Clayton Bank & Trust and American City Bank, adding $1.1 billion in loans and $1.0 billion in deposits; moved from 41st in Knoxville MSA to 10th; 20%+ EPS accretion and tangible book neutral

**2018**

- Finalized integration of Clayton Bank & Trust and American City Bank acquisitions
- Initiated quarterly dividend
- Completed secondary offering of 3.7 million common shares

**2019 - 2020**

- **2019:** Completed acquisition of 10 net branches from Atlantic Capital Bank; moved from 7th to 5th in Chattanooga MSA deposit market share and 11th to 10th in Knoxville MSA
- **2019:** Converted treasury platform
- **2019:** Completed mortgage restructuring
- **2020:** Completed acquisition of FNB Financial Corporation; enter Bowling Green MSA ranked 7th in deposit market share
- **2020:** Announced pending acquisition of Franklin Financial Network; on a pro forma basis move to 6th in the Nashville MSA in deposit market share from 12th



2015
2016
2017
2018
2019 2

[1] Pro forma net income and tax-adjusted return on average assets and return on average tangible common equity include a pro forma provision for federal income taxes using a combined effective income tax rate of 35.08% and 36.75% for the years ended December 31, 2015 and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. A combined effective tax rate of 26.06% is being applied for the years ended December 31, 2018 and 2019. See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.
[2] Pro forma for pending acquisitions of Franklin Financial Network.

5

 A leading community bank headquarteredin Tennessee  Source: SNL Financial; Note: Deposit data as of June 30, 2019; Pro forma for completed acquisitions since June 30, 2019 and pending acquisitions announced as of April 30, 2020.1 Sorted by deposit market share, deposits are limited to Tennessee.2 Community bank defined as banks with less than $30bn in assets.  Top 10 banks in Tennessee1  #2 community bank in Tennessee2  Top 10 banks under $30bn assets in Tennessee1,2

 Strategic drivers    Great Place to Work  Strategic M&A and Capital Optimization  Experienced Senior Management Team  Elite Financial Performance  Scalable Platforms Enabled by Technology  Empowered Teams Across Attractive Metro andCommunity Markets

FirstBank

# Balance between community and metropolitan markets

## Our pro forma footprint[1]


Metropolitan markets
Community markets
Bowling Green MSA
Nashville MSA
Knoxville MSA
Jackson MSA
Memphis MSA
Huntsville & Florence MSAs
Chattanooga MSA
Cape Girardeau
MISSOURI
Paducah
Poplar Bluff
Hopkinsville
Murray
Clarksville
Jonesboro
Campbellsville
Somerset
London
Corbin
Kingsport
Bristol
Johnson City
Morristown
Athens

- Market rank by deposits:
  - Nashville (6th)
  - Chattanooga (5th)
  - Knoxville (9th)
  - Jackson (3rd)
  - Bowling Green (7th)
  - Memphis (28th)
  - Huntsville (19th)
  - Florence (13th)

## Total loans (excluding HFS)[2] - $4.6bn


Other
12%
Community
18%
Metropolitan
70%

## Total full service branches[2] - 73 branches


Community
38%
Metropolitan
62%

## Total deposits[2] - $5.4bn


Mortgage / Other
7%
Community
32%
Metropolitan
61%

[1] Source: SNL Financial. Statistics are based upon county data. Market data is as of June 30, 2019 and is presented on a pro forma basis for completed acquisitions since June 30, 2019 and pending acquisitions as of April 30, 2020. Size of bubble represents size of company deposits in a given market.
[2] Financial and operational data as of March 31, 2020.

8

FirstBank

# Well positioned in attractive metropolitan markets

## Nashville rankings: "The new 'it' City" – The New York Times[1]

| | | | |
|---|---|---|---|
| #1 | in Metropolitan Economic Strength Rankings[2] | #2 | Best Place for New Businesses[3] |
| #3 | Best City for Young Professionals[4] | #4 | Best City to Spend a Weekend[5] |

**Select companies with major Nashville presence**

HCA Hospital Corporation of America · Nissan North America HQ · Cracker Barrel · Tractor Supply Co · AB · Dollar General · Bridgestone Bridgestone Americas, Inc. · Delek US · AT&T · amazon

## Nashville growth

**Population growth 2010 – 2019 (%)**



6.6%
17.0%
U.S.
Nashville

**Projected population growth 2019 – 2024 (%)**



3.6%
6.8%
U.S.
Nashville

**Projected median HHI growth 2019 – 2024 (%)**



8.8%
11.1%
U.S.
Nashville

### Chattanooga

- 4th largest MSA in TN
- Diverse economy with over 24,000 businesses
- Employs over 260,000 people

### Knoxville

- 3rd largest MSA in TN
- Approximately 14,000 warehousing and distribution jobs are in the area and account for an annual payroll of $3.8 billion
- Well situated to attract the key suppliers and assembly operations in the Southeast

### Jackson

- 8th largest MSA in TN
- 300,000 people make up Jackson's workforce. Existing companies include Kellogg Company, Gerdau, Stanley Black and Decker, Delta Faucet, & Ingram Publishing Group

### Bowling Green

- Expands FirstBank across Kentucky state borderlines
- No. 1 spot in Site Selection Magazine's national ranking for economic development performance
- In 2019, the MSA announced $376.6MM in capital investment in expanded and new targeted businesses

### Memphis

- 2nd largest MSA in TN
- Known for the busiest cargo airport in North America
- In 2018, Entrepreneur magazine ranked Memphis #15 on its "25 Cities Worth Moving to if You Want to Launch a Business"

### Huntsville

- One of the strongest technology economies in the nation, with the highest concentration of engineers in the United States
- 6th largest county by military spending in the country

### Florence

- University town home to the University of North Alabama and Northwest Shoals Community College
- Generally steady and diversified economy

Source: S&P Market Intelligence; Chattanooga, Knoxville, Memphis, Huntsville, Bowling Green Chambers of Commerce, U.S. Department of Labor, Bureau of Labor Statistics, NAICS
[1] January 9, 2013 "Nashville Takes its Turn in the Spotlight"; [2] Policom Corp., 2020; [3] SmartAdvisor, 2019; [4] SmartAsset, August 2019; [5] Thrillist, May 2019

9

FirstBank

# Aggressively managing for impact of COVID-19

| | |
|---|---|
| **Prepared for Downturn** | ▪ Reprioritized objectives early: 1. Health and Safety 2. Liquidity 3. Capital 4. Profitability 5. Growth<br>▪ Liquidity: $4.2 billion of on-balance sheet and contingent liquidity; Loans HFI / Deposits of 85%<br>▪ Capital: Strong current capital levels and fortified allowance for credit losses<br>▪ Profitability: Aggressively lowered rates on interest-bearing deposits across all products on March 17, 2020; $806 million, or 37%, of variable rate loans at floors at March 31, 2020<br>▪ Growth: Focused on core customer deposit growth to support liquidity; cautious loan growth with a focus on customers |
| **Protecting Associates** | ▪ Have retained all employees; engaging underutilized associates with special projects, such as Paycheck Protection Program involvement. Employee morale is high<br>▪ Associates unable to work from home and not essential to day-to-day activities receiving normal pay<br>▪ Implemented a remote working environment for associates on March 16th<br>▪ Suspended branch lobby service on March 19th; serving customers through drive throughs; in-person meetings by appointment only |
| **Serving Customers** | ▪ Accepting PPP applications since April 4th; $326 million of loans approved by the SBA through May 1st<br>▪ Offering payment deferrals since mid-March: $689 million in commercial and $102 million in consumer deferrals through May 1st[1]<br>▪ Playing a leadership role in our communities: providing meals to frontline workers, donating to foodbanks, assisting local governments<br>▪ Have never stopped facilitating commerce in our communities |

[1] Balances based on deferral participants' loan balances outstanding as of March 31, 2020

10

FirstBank

# Assisting customers in the face of uncertainty

## Deferral Programs

- Offering relief in the form of deferral programs for all customers who request assistance
- Began proactively reaching out to consumer and commercial customers in mid-March
- Standard consumer loan receiving 2-payment relief; maintaining dialogue in the interim for decisions on extensions
  - 863 consumer, residential mortgage, and HELOC loans have received modifications as of May 1st
  - $102 million of loans participating[1], or 8.2% of outstanding balances as of March 31st
- Of $7 billion unpaid principal balance in mortgage servicing portfolio, ~5% have received forbearances
- Standard commercial loan receiving 90 day principal and interest forbearance, maintaining dialogue in the interim for decisions on extensions
  - 872 C&I, Construction, Multifamily and CRE loans have received modifications as of May 1st
  - $689 million of loans participating[1], or 20.8% of outstanding balances as of March 31st

## Paycheck Protection Program

- Began accepting applications on April 4th
- Over 300 associates involved in application, approval and SBA submission process, or ~50% of banking segment teammates
- Received SBA approvals on over 2,500 applications representing $326 million through May 1st
- Approximately 45,000 thousand employed by companies receiving PPP loans from FirstBank
- Average loan size of $121 thousand
  - $72 million in loans above $2 million
  - $119 million between $350 thousand and $2 million
  - $135 million below $350 thousand
- Expect fees of approximately $7.3 million, net of direct costs of origination, deferred over the life of the loan

[1] Balances based on deferral participants' loan balances outstanding as of March 31, 2020

11

FirstBank

# 1Q 2020 highlights

## Key highlights

- Proactively addressing the impact of the COVID-19 virus on our associates, customers, communities and stakeholders
- Increased on-balance sheet liquidity to 12.0% of tangible assets from 9.2% in 4Q 2019; lowered loans HFI / deposits to 85%
- Adopted CECL, increased ACL / Gross Loans HFI to 1.95%
- Adjusted pre-tax, pre-provision earnings[1] of $33.4 million, up 8.1% over 4Q 2019, resulting in adjusted pre-tax, pre-provision ROAA[1] of 2.10%
- Continued customer-focused balance sheet growth resulting in a net interest margin of 3.92% for 1Q 2020
  - Contractual yield on loans of 5.14%, down 13 bps from 4Q 2019
  - Cost of total deposits of 0.94%, down 8 bps from 4Q 2019
- Total pre-tax mortgage contribution of $8.0 mm in 1Q 2020
- Loans (HFI) grew to $4.6 bn, a 20.6% increase from 1Q 2019
  - 5.9% year-over-year organic growth
- Customer deposits grew to $5.4 bn, a 26.3% increase from 1Q 2019
  - 7.4% year-over-year organic growth
- Completed acquisition of FNB Financial Corporation on February 14, 2020; announced acquisition of Franklin Financial Network, Inc. on January 21, 2020

## Financial results

| | 1Q 2020 |
|---|---|
| Diluted earnings per share | $0.02 |
| *Adjusted diluted earnings per share[1]* | $0.17 |
| Net income ($mm) | $0.7 |
| *Adjusted net income[1] ($mm)* | $5.3 |
| Return on average assets | 0.05% |
| Return on average equity | 0.4% |
| Adjusted pre-tax, pre-provision earnings[1] ($mm) | $33.4 |
| Adjusted pre-tax, pre-provision return on average assets[1] | 2.10% |
| Adjusted pre-tax, pre-provision return on average tangible common equity[1] | 23.2% |
| Net interest margin | 3.92% |
| *Impact of accretion and nonaccrual interest (bps)* | 13 |
| Efficiency ratio | 69.3% |
| *Core efficiency ratio[1]* | 65.7% |
| Tangible common equity / tangible assets[1] | 9.1% |

[1] Results are non-GAAP financial measures that adjust GAAP reported net income, total assets, equity and other metrics for certain intangibles, income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures

12

FirstBank

# Strong liquidity position

- Customer deposit base has seen consistent growth over the past 12 months and remains a stable base of funding and liquidity
- Utilizing Federal Reserve PPP Lending Facility to fund PPP loans as needed
- Monitoring liquidity in secondary mortgage markets and impact of servicing requirements
- Isolated and limited draw downs on commercial lines and HELOC since mid-March, continue daily monitoring

## On Balance Sheet Liquidity



On-Balance Sheet Liqudity
On balance sheet liquidity / tangible assets
$532.8
$547.9
$581.4
$550.7
$773.5
10.3%
9.5%
9.8%
9.2%
12.0%
1Q19
2Q19
3Q19
4Q19
1Q20

## Loans HFI / Customer Deposits



89.3%
89.1%
88.7%
89.7%
85.3%
1Q19
2Q19
3Q19
4Q19
1Q20

## Sources of Liquidity

| | 1Q 2020 |
|---|---|
| *Current On-Balance Sheet:* | |
| Cash and Equivalents | $425.1 |
| Unpledged Securities | 345.0 |
| Equity Securities | 3.4 |
| **Total On-Balance Sheet** | **$773.5** |
| *Available Sources of Liquidity:* | |
| Brokered CDs and Unsecured Lines | $1,911.1 |
| FHLB | 466.1 |
| Discount Window | 1,056.4 |
| **Total Available Sources** | **$3,433.6** |

13

 Core deposit franchise provides stable liquidity  1 Includes mortgage servicing-related escrow deposits of $45.4 million, $53.7 million, $53.5 million, $92.6 million and $110.1 million for the years ended December 31, 2016, 2017, 2018 and 2019 and the quarter ended March 31, 2020, respectively. There were no mortgage servicing-related escrow deposits prior to those periods.  Total deposits ($mm)  Cost of deposits  CAGR 21.6%  1  Noninterest bearing deposits ($mm)1  Deposit composition as of March 31, 2020  CAGR 23.7%

 Well-capitalized headed into recession  Tangible book value per share2  Simple capital structure      Growth: 58.7% since IPO (September 2016)    1Q19  4Q19  1Q201  Shareholder’s equity/Assets  13.0%  12.4%  11.8%  TCE/TA²  10.5%  9.7%  9.1%  Common equity tier 1/Risk-weighted assets  12.0%  11.1%  11.0%  Tier 1 capital/Risk-weighted assets  12.7%  11.6%  11.6%  Total capital/Risk-weighted assets  13.4%  12.2%  12.5%  Tier 1 capital /Average assets  11.5%  10.1%  10.3%  Capital position    ¹ Total regulatory capital, FB Financial Corporation. 1Q 2020 calculation is preliminary and subject to change. For regulatory capital purposes, the CECL impact over 2020 and 2021 is gradually phased-in from Common Equity Tier 1 Capital to Tier 2 capital. As of March 31, 2020, $31.8 million is being added back to CET 1 and Tier 1 Capital, and $37.7 million is being taken out of Tier 2 capital.² See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.

 Consistent loan growth and balanced portfolio  Total loan growth3 ($million) and commercial real estate concentration  Commercial real estate (CRE) concentrations4  % of Risk-Based Capital      4Q19  1Q20(preliminary)  C&D loans subject to 100% risk-based capital threshold  88%  86%  Total CRE loans subject to 300% risk-based capital threshold2  247%  231%  Portfolio mix  1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. 3 Exclude HFS loans. 4 Risk-based capital at FirstBank as defined in Call Report. 1Q 2020 calculation is preliminary and subject to change.   C&I1 Exposure by Industry  1  2

FirstBank

# Industries of concern

- Concentrations representative of community bankers serving customers across our communities
- Focused on in-market relationship banking
- Diversified portfolio across the footprint with solid asset quality entering 2020
- 3 SNC credits in entire portfolio with less than $75 million in total balances – all were existing FirstBank customers prior to joining the syndication
- Limited direct energy exposure, less than $10 million; monitoring manufactured housing's performance in impacted regions

## Industry exposures / gross loans (HFI)


8.6%
5.6%
4.2%
2.5%
2.3%
1.4%
Retail
Healthcare
Hotel
Transportation
Other Leisure
Restaurant

## Credit quality


93.5%
3.1%
1.2%
2.2%
Pass
Watch
Special Mention
Substandard

## Deferral participants

| | Deferral Program | |
|---|---|---|
| | 5/1/20 Participants | 3/31/20 Balances |
| Retail | 110 | $ 134.4 |
| Healthcare | 83 | 39.8 |
| Hotel | 48 | 136.4 |
| Transportation | 116 | 10.9 |
| Other Leisure | 35 | 38.3 |
| Restaurant | 70 | 39.9 |
| Total Industries of Concern | 462 | 399.8 |
| Other Loans HFI | 1,273 | 391.4 |
| Total Loans HFI | 1,735 | $ 791.3 |
| Industries of Concern / Total | 26.6% | 50.5% |

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 10 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures.

17

# Retail portfolio – 8.6% of gross loans HFI

- 53% C&I/CRE-OO and 47% CRE Non-OO and Other
- CRE Non-owner occupied and Other has no major concentrations by tenant
  - Portfolio benefits from conservative underwriting parameters which typically require personal guaranties
  - Largest non-owner occupied loan is ~$8 million, fully leased with 69% LTV. Tenants include national retailers and fitness franchise
- C&I / CRE-OO portfolio well-diversified across industries and footprint
  - Largest relationship ~$20 million auto dealer across multiple dealerships

## Portfolio overview


Car, RV, Boat and ATV Dealers 22%
Gas Stations and Convenience Stores 5%
Pharmacies and drug stores 3%
Sporting goods 3%
Other Retailers < 3% 20%
Non-Owner Occ / Other CRE 47%

## Credit quality


95.5%
2.1%
0.6%
1.8%
Pass
Watch
Special Mention
Substandard

## Deferral participants

| | Deferral Program | |
|---|---|---|
| | 5/1/20 Participants | 3/31/20 Balances |
| CRE Non-OO and Other | 50 | $ 75.8 |
| C&I and CRE-OO: | | |
| Car, RV, Boat & ATV Dealers | 14 | $ 42.2 |
| Gas Stations and C-Stores | 7 | 3.5 |
| Pharmacies & Drug Stores | 2 | 1.1 |
| Sporting Goods | 1 | 0.1 |
| Other Retailers | 36 | 11.8 |
| Total C&I and CRE-OO | 60 | $ 58.7 |
| Total Retail Deferrals | 110 | $ 134.4 |

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 10 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures.

18

# Healthcare & social assistance portfolio – 5.6% of loans HFI

- Portfolio diversified over several segments across the footprint
- Assisted Living / Nursing Care / Continuing Care property types include assisted living with the largest loan ~$10M, one continuing care facility loan ~$21M, and skilled nursing care operators with the largest loan outstanding of ~$11M
- Loans to offices of physicians are spread across the franchise
- Mental health and substance abuse includes a ~$28 million credit in good standing

## Portfolio overview



Other Healthcare and Social Assistance 27%
Assisted Living / Nursing Care / Continuing Care 35%
Mental Health and Substance Abuse 14%
Offices of Physicians 24%

## Credit quality



95.2%
1.8%
0.0%
3.0%
Pass
Watch
Special Mention
Substandard

## Deferral participants

| | Deferral Program | | |
|---|---|---|---|
| | 5/1/20 Participants | | 3/31/20 Balances |
| Assisted Living / Nursing Care / Continuing Care | - | $ | - |
| Offices of Physicians | 68 | | 24.1 |
| Mental Health and Substance Abuse | 4 | | 5.3 |
| Other Healthcare and Social Assistance | 11 | | 10.4 |
| Total Healthcare and Social Assistance Deferrals | 83 | $ | 39.8 |

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 10 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures.

19

# Hotel portfolio – 4.2% of gross loans HFI

- Portfolio built around long-term successful hotel operators and strong flags
- Properties concentrated in limited service facilities with reduced reliance on food and beverage revenues
- Project exposure risk reduced based upon conservative hold levels and participations sold strategies
  - Largest single project exposure is $23 million
  - $75 million outstanding to 5 loans with $10 million - $23 million in balances
  - Remaining $117 million in outstandings spread across 79 properties
- 48 deferral participants as of May 1st with $136 million outstanding based on March 31 balances

## Outstanding by location



Out of Market 8%
Nashville MSA 35%
Memphis MSA 16%
Atlanta MSA 11%
Bowling Green MSA 10%
Other MSA 13%
Other Community 7%

## Credit quality



92.5%
1.7%
2.2%
3.6%
Pass
Watch
Special Mention
Substandard

## Outstanding by flag



Other 11%
Hilton / IHG / Marriott / Wyndham 77%
Best Western / Choice / Red Lion / Red Roof 12%

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 10 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures.

20

# Transportation and warehousing – 2.5% of gross loans HFI

- Trucking related exposure includes truckload operators, equipment lessors to owner/operators, and local franchisees of major national trucking companies. Largest relationship ~$26 million
- Air travel and support related is primarily diversified across multiple owners and/or operators. No commercial airline exposure. Largest loan ~$12M to an in-market operator with strong financial wherewithal
- Consumer charter transportation is largely associated with an in-market operator with strong financial wherewithal

## Portfolio overview



Other Transportation and Warehousing 12%
Consumer Charter Transportation 11%
Air Travel and Support 22%
Trucking 55%

## Credit quality



87.1%
12.4%
0.0%
0.5%
Pass
Watch
Special Mention
Substandard

## Deferral participants

| | Deferral Program | |
|---|---|---|
| | 5/1/20 Participants | 3/31/20 Balances ($m) |
| Trucking | 108 | $ 10.0 |
| Air Travel and Support | - | - |
| Consumer Charter Transportation | 5 | 0.8 |
| Other | 3 | 0.1 |
| Total Transportation and Warehousing | 116 | $ 10.9 |

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 10 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures.

21

# Other Leisure – 2.3% of gross loans HFI

- Diversified portfolio across the footprint encompassing a myriad of customers and types
- Largest exposures include:
  - ~$15M to an entertainment venue with strong collateral
  - Multiple marinas across the franchise with the largest ~$8M
  - ~$11M to professional sports teams, well-secured
  - One theater location ~$9M

## Portfolio overview



Other <5%
15%
Marinas
20%
Theaters
9%
RV Parks and Campgrounds
17%
Sports Teams and Clubs
9%
Historical Sites
14%
Fitness and Rec Sports Centers
16%

## Credit quality



95.9%
2.3%
0.8%
1.0%
Pass
Watch
Special Mention
Substandard

## Deferral participants

| | Deferral Program | |
|---|---|---|
| | 5/1/20 Participants | 3/31/20 Balances |
| Marinas | 4 | $ 14.0 |
| RV Parks and Campgrounds | 2 | 1.0 |
| Fitness and Recreational Sports Centers | 7 | 5.5 |
| Historical Sites | - | - |
| Sports Teams and Clubs | - | - |
| Theaters | 4 | 9.4 |
| Other | 18 | 8.4 |
| Total Other Leisure | 35 | $ 38.3 |

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 10 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures.

22

# Restaurant – 1.4% of gross loans HFI

- No major concentration by operator or brand
- Largest single customer ~$4M, secured by real estate. Strong local independent operator
- Portfolio distributed across the footprint
- Expectations include varying levels of impact by operator. Ability to adapt to their local restrictions on service and length of restrictions will determine their success
- Not included in this exposure disclosure is a diversified food company which derives a majority of its revenues from direct to consumer sales, but does also own certain retail outlets, exposure ~$25M

## Portfolio overview



Other 5%
Bars 7%
Limited Service 30%
Full Service 58%

## Credit quality



84.9%
3.0%
10.4%
1.7%
Pass
Watch
Special Mention
Substandard

## Deferral participants

| | Deferral Program | |
|---|---|---|
| | 5/1/20 Participants | 3/31/20 Balances ($m) |
| Full Service Restaurants | 38 | $ 24.0 |
| Limited-Service Restaurants | 23 | 13.4 |
| Bars | 6 | 2.1 |
| Other | - | 0.4 |
| Total Restaurants | 70 | $ 39.9 |

Note: Exposures included will differ from "C&I Exposure by Industry" table on slide 10 due to inclusion of non-owner occupied and other balances as well as additional tangential exposures.

23

 Allowance for credit losses overview  4Q 2019 ALLL to 1Q 2020 ACL Bridge  Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody’s baseline economic forecast issued on April 4, 2020 and a 3 year forecast period, summary below1:Initial adoption of CECL, increased ACL from $31.1 million at December 31, 2019 to $62.6 million at January 1, 2020 with a net adjustment to retained earnings of $25.0 million, net of taxCECL adoption led to NPL increase of approximately $5.5 million as former PCI loans now reportable in nonperforming loans  1Source: Moody’s “March 2020 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios Updated” published April 4, 2020.

 Solid asset quality  1 Includes acquired excess land and facilities for all periods subsequent to the acquisition of the Clayton Banks and GNMA rebooked loans for 2017.            Nonperforming ratios  Classified loans ($mm)  LLR / loans  Net charge-offs (recoveries) / average loans

 Core earnings power remains intact  ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures  Adjusted pre-tax, pre-provision return on average assets¹  Drivers of profitability  Net interest margin  Noninterest income ($mm)  Loans/deposits  Core efficiency ratio1          Increased adjusted PTPP-ROAA by 29 bps

 Net interest margin remains strong  1 Includes tax-equivalent adjustment. 2 Data for nonaccrual interest collections not available prior to 2016. NA = not available  Historical yield and costs  NIM1  3.97%   4.10%   4.46%   4.66%  4.34%  3.92%    Impact of accretion and nonaccrual interest (bps)   0.01%  0.17%  0.24%  0.20%  0.18%  0.13%    Deposit Cost:                Cost of MMDA  0.32%  0.37%  0.61%  1.06%  1.42%  1.15%    Cost of customer time  0.52%  0.48%  0.66%  1.40%  2.09%  1.95%    Cost of interest-bearing  0.40%  0.40%  0.56%  1.01%  1.44%  1.25%    Total deposit cost  0.30%  0.29%  0.42%  0.76%  1.10%  0.94%    Loans HFI Yield:                Contractual interest  4.78%  4.69%  4.95%  5.42%  5.50%  5.14%    Origination and other loan fee income  0.28%  0.41%  0.32%  0.39%  0.31%  0.23%    Nonaccrual interest2  NA  0.06%  0.14%  0.04%  0.02%  0.02%    Accretion on purchased loans  0.02%  0.20%  0.22%  0.23%  0.21%  0.14%    Syndication fee income  0.04%  0.05%  0.03%  0.01%  0.00%  0.00%    Total loan (HFI) yield1  5.12%  5.41%  5.66%  6.09%  6.04%  5.53%

 Mortgage operations overview  Highlights  Record total Mortgage pre-tax contribution of $8.0mm for 1Q 2020Mortgage sale margins continue to be elevated due to industry capacity constraints and low interest ratesMortgage banking income $32.7 mm, up 55.8% from 1Q 2019 and 25.1% from 4Q 2019MSR hedging offset $14.9 million of the $16.1 million of MSR valuation decrease in the quarter2019 mortgage restructuring allows team to capitalize on attractive rate environments while weathering downturns  Mortgage banking income ($mm)    2018  2019  1Q 2020  Gain on Sale  $98.1  $96.7  $30.4  Fair value changes   ($9.3)  $3.5  $3.2  Servicing Revenue  $20.6  $17.7  $5.0  Fair value MSR changes  ($8.7)  ($17.0)  ($5.9)  Total Income  $100.7  $100.9  $32.7  ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures² As of the respective period-end  Mortgage production  Mortgage sale margin  IRLC volume:  IRLC pipeline2:  Refinance %:  Purchase %:  $7.12bn  $5.90bn   $2.09bn  $319mm  $453mm  $1,085mm   34%  56%  78%   66%  44%  22%  Consumer Direct    Wholesale    Retail

# Managing operating leverage

## Highlights

- Consolidated 1Q 2020 core efficiency ratio[1] of 65.7%
- Integration of FNB Financial Corp acquisition underway and in line with expectations; anticipate May 2020 conversion date
- Record quarterly mortgage contribution in low rate environment
- Expense control to be a focus for 2020 with margin headwinds

## Core efficiency ratio[1] (tax-equivalent basis)



Banking Segment, declined 5.8 percentage points since 2015
Consolidated, declined 7.4 percentage points since 2015
Mortgage Segment
67.6%
73.1%
86.6%
63.8%
70.6%
82.7%
60.6%
68.1%
85.2%
56.5%
65.8%
98.4%
58.7%
65.4%
93.7%
61.8%
65.7%
79.5%
2015
2016
2017
2018
2019
1Q 2020

[1] Non-GAAP financial measure. See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

29

Company overview  Ticker: FSB (NYSE)Headquarters: Franklin, TennesseeFranchise highlights: Top community bank in highly attractive Williamson and Rutherford countiesRelationship oriented with local decision makingSeasoned team of local bankers—averaging ~20 years of experience  Financial highlights as of 3/31/2020 ($mm)  Leading position in Williamson and Rutherford counties within the Nashville MSA  Source: SNL Financial, FactSet; Note: Financial data as of March 31, 2020¹ Non-GAAP financial measure; ² CAGR shown with a deposit cap of $1bn  Williamson  Rutherford  11.8% 5-year deposit CAGR2$133k proj. median HHI2.3% median HHI proj. CAGR  Presence in Nashville MSA  9.2% 5-year deposit CAGR2$87k proj. median HHI3.0% median HHI proj. CAGR  *PLEASE DO NOT DELETE THIS TEXT BOX*This map was created using ArcMap.Updates and edits can be easily done using the ArcMap program, contact GCFO-Presentations to make edits.NOTE: If the map is ungrouped it can no longer be edited in ArcMap.Workflow reference number is: 3105626-002   Franklin branch    M&A update: announced merger with Franklin Financial Network, Inc. January 21, 2020

  Appendix

 Reconciliation of non-GAAP financial measures  Adjusted pro forma net income and diluted earnings per share1  1 2016 includes loss on sale of mortgage servicing rights, impairment of mortgage servicing rights, gain on sales or write-downs of other real estate owned and other assets and gain on sale of securities; 2015 includes bargain purchase gain and gain from securities; 2 The Company terminated its S-Corporation status and became a taxable corporate entity (“C Corporation”) on September 16, 2016 in connection with its initial public offering. Pro forma amounts for income tax expense, adjusted, and diluted earnings per share, adjusted, have been presented assuming the Company’s pro forma effective tax rate of 36.75% and 35.08% for the years ended December 31, 2016 and 2015, respectively, and also includes the exclusion of a one-time tax change from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. 2019 and 2018 use a marginal tax rate on adjustments of 26.06%; 2017 uses a marginal tax rate on adjustments of 39.23%.  Adjusted pre-tax, pre-provision earnings

 Reconciliation of non-GAAP financial measures (cont’d)  Tax-equivalent core efficiency ratio  1 Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue.

 Reconciliation of non-GAAP financial measures (cont’d)  Segment tax-equivalent core efficiency ratios  1 Includes mortgage segment other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights.

 Reconciliation of non-GAAP financial measures (cont’d)  Tangible book value per common share and tangible common equity to tangible assets

 Reconciliation of non-GAAP financial measures (cont’d)  Adjusted pre-tax, pre-provision, return on average tangible common equity  Adjusted pro forma return on average tangible common equity

 Reconciliation of non-GAAP financial measures (cont’d)  Adjusted pro forma return on average assets and equity  Adjusted pro forma pre-tax, pre-provision return on average assets and equity